UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DIAMOND HILL INVESTMENT GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts! DIAMOND HILL INVESTMENT GROUP, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET DIAMOND HILL BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O DIAMOND HILL INVESTMENT GROUP, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in DIAMOND HILL INVESTMENT GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 28, 2026 8:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/DHIL2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of the nominees named below as directors: Nominees: 1a. Heather E. Brilliant 1b. Richard S. Cooley 1c. Gordon B. Fowler 1d. Austin Hawley 1e. Paula R. Meyer 1f. Diane C. Nordin 1g. Nicole R. St. Pierre 1h. L’Quentus Thomas 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval, on an advisory basis, of the 2025 compensation of the Company’s named executive officers. Board Recommends For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.